PROPERTY AND EQUIPMENT (Tables)	9 Months Ended
Sep. 30, 2022
Nogin Inc [Member]
Summary of Property, Plant and Equipment
Property and equipment, net as of September 30, 2022 and December 31, 2021, consisted of the following (in thousands):

	September 30, 2022	December 31, 2021
Furniture and equipment	$3,880	$2,160
Leasehold Improvements	536	536

Property, plant, and equipment, gross	4,416	2,696
Less accumulated depreciation	(1,336)	(907)

Property and equipment, net	$3,080	$1,789